SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported) January 23, 1997
                                                    -------------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------

             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)



           1-8483                                    95-3825062
--------------------------------------------------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California            90245
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



                                 (310) 726-7600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.           Other Events



On January 23, 1997, the following news release was issued:


                         UNOCAL ADJUSTED FOURTH QUARTER
                        EARNINGS RISE 63% TO $150 MILLION
                        ---------------------------------


     El Segundo, Calif., Jan. 23, 1997 -- Unocal Corporation today reported that preliminary fourth-quarter 1996 consolidated earnings, excluding special items, rose 63 percent to $150 million or 60 cents per common share. This compares with $92 million or 34 cents per common share reported on the same basis for 1995.

     Preliminary full-year 1996 earnings, excluding special items, were $628 million, or $2.45 per common share, up 111 percent from $297 million, or $1.06 per common share, in 1995. Earnings from continuing operations, excluding special items, were $160 million, or 64 cents per share, for the fourth quarter, and $562 million, or $2.19 per share, for the full-year 1996.

     Total revenues from continuing operations for the fourth quarter were $1.38 billion, up from $1.16 billion in the same period of 1995. For the full-year 1996, revenues from continuing operations were $5.33 billion, up from $4.39 billion the year before.

     Earnings and revenues from continuing operations for 1996 and 1995 exclude the results of Unocal's 76 Products Company business unit due to the pending asset sale.

     "This was truly a breakthrough year for Unocal," said Roger C. Beach, Unocal chairman and chief executive officer. "We recorded our strongest operating performance in many years from our upstream operations and made significant progress in realigning the company's assets so we can continue to grow for the future."

     Beach noted that during 1996 Unocal completed the sale of its California oil and gas properties and reached agreements to sell its West Coast refining, marketing and transportation assets and to restructure its UNO-VEN refining and marketing partnership in the Midwest.

     "The steps we took this year will give us the focus and flexibility we need to take advantage of our many new growth opportunities in Asia and the U.S. Gulf Coast region," Beach said. "Once the sale of our 76 Products Company assets is completed, we expect to initially redeploy the proceeds into reducing our debt and buying back some of our common stock. Over time, we will focus on investing in new, higher return opportunities, primarily overseas, but also in the U.S. Gulf Coast."

     Unocal's fourth quarter 1996 operating earnings benefited from higher crude oil and natural gas prices as well as increased foreign oil and gas production. These operating gains were offset partially by increased depreciation and depletion expense.

     The company's average worldwide natural gas sales price in the quarter was $2.49 per thousand cubic feet (mcf), up from $1.89 per mcf in 1995. Average sales price for crude and condensate was $21.85, up from $15.07 last year.

     Beach added that the company's worldwide net natural gas production increased 7 percent in the fourth quarter to 1,909 million cubic feet per day (mmcfd), compared with the same period a year ago. "The major increase came in Thailand, which averaged more than 612 mmcfd (net) during the quarter," Beach said. He noted that gross production from Unocal's Thailand operations continued to set new records, reaching 1,070 mmcfd (approximately 700 mmcfd net to Unocal) in late December and early January. In addition, U. S. Gulf Coast gas production from Unocal's Spirit Energy 76 unit this month has reached 730 mmcfd (net), up more than 4 percent from the first quarter last year.

     The company's agricultural products business unit continued with record earnings performance for the second straight year. Full-year earnings for this unit were $98 million, 40 percent above last year's results, on higher sales volumes and record production levels.

     Unocal's total debt fell to $3,058 million, down $648 million from the end of 1995.

     Cash flow from operations in the fourth quarter, before working capital changes, was $399 million, up from $373 million last year. For the full year, cash flow from operations, before working capital changes, was nearly $1.7 billion, up 37 percent from 1995. The improvement reflects increased operating earnings.

     Including special items and discontinued operations, Unocal reported a loss of $497 million, or $1.98 per share for the fourth quarter 1996. On the same basis, full-year 1996 earnings were $36 million, or 7 cents per common share. This compares with reported earnings of $49 million, or 16 cents per share, in the fourth quarter 1995, and $260 million, or 91 cents per share, for the full-year 1995.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                             UNOCAL CORPORATION
                                                (Registrant)




Date:  January 23, 1997                      By:  CHARLES S. MCDOWELL
-----------------------                      ------------------------
                                                  Charles S. McDowell,
                                                  Vice President and Comptroller



NEWS RELEASE                                                                                                 UNOCAL CORPORATION

CONDENSED CONSOLIDATED EARNINGS STATEMENT
(UNAUDITED)
                                                                                     For the Three Months     For the Twelve Months
                                                                                      Ended December 31        Ended December 31
                                                                           ---------------------------------------------------------
Dollars in millions except per share amounts                                     1996            1995          1996            1995
------------------------------------------------------------------------------------------------------------------------------------

Total revenues .......................................................        $ 1,384         $ 1,161        $ 5,328         $ 4,389
Costs and other deductions ...........................................          1,363           1,083          4,570           3,914
                                                                              ------------------------------------------------------
Earnings from continuing operations before income taxes ..............             21              78            758             475
Income taxes .........................................................             18              45            302             226
                                                                              ------------------------------------------------------
Net earnings from continuing operations ..............................              3              33            456             249
Earnings/(loss) from discontinued operation ..........................             (9)             16             71              11
Loss on disposal  (a) ................................................           (491)             --           (491)             --
                                                                              ------------------------------------------------------
Net earnings/(loss) from discontinued operations .....................           (500)             16           (420)             11
                                                                              ------------------------------------------------------
Net earnings/(loss) ..................................................        $  (497)        $    49        $    36         $   260
Dividends on preferred stock .........................................             --               9             18              36
                                                                              ------------------------------------------------------
Net earnings/(loss) applicable to common shares ......................        $  (497)        $    40        $    18         $   224

Earnings/(loss) per common share assuming no dilution (b) (c)
       Continuing operations..........................................        $   0.01        $  0.10        $  1.76         $  0.87
       Discontinued operations........................................           (1.99)          0.06          (1.69)           0.04
                                                                              ------------------------------------------------------
Net earnings/(loss) per share                                                 $  (1.98)       $  0.16        $  0.07         $  0.91

(a)    Includes transition loss (net of tax) of:
       11/17/96 - 12/31/96............................................        $    (30)        $    -        $   (30)        $     -
       1/1/97 - 3/31/97...............................................        $    (42)        $    -            (42)        $     -
(b)    Based on weighted average common shares
       outstanding  (in millions).....................................             250            247            249             246
(c)    The effect of common stock equivalents is antidilutive
       for all reported periods.



CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)
                                                                                                              December 31
                                                                                                     -------------------------------
Millions of dollars                                                                                    1996                    1995
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
Cash and cash equivalents ..........................................................                  $  217                  $   94
Net assets of discontinued operations  (d) .........................................                   1,774                      --
Other current assets ...............................................................                   1,238                   1,482
Investments and long-term receivables ..............................................                   1,205                   1,101
Properties - net ...................................................................                   4,590                   7,109
Other assets .......................................................................                      99                     105
                                                                                                      ------------------------------
         Total assets ..............................................................                  $9,123                  $9,891

LIABILITIES AND EQUITY
Current portion of long-term debt and
 capital lease obligations .........................................................                  $  118                  $    8
Other current liabilities ..........................................................                   1,504                   1,308
Long-term debt and capital lease obligations .......................................                   2,940                   3,698
Deferred income taxes ..............................................................                     348                     722
Other deferred credits and liabilities .............................................                   1,416                   1,225

Convertible preferred securities ...................................................                     522                      --

Stockholders' equity ...............................................................                   2,275                   2,930
                                                                                                      ------------------------------
         Total liabilities and equity ..............................................                  $9,123                  $9,891



(d)  Excludes retained working capital.


                                     Table 1



NEWS RELEASE                                                                                            UNOCAL CORPORATION

CONDENSED CONSOLIDATED CASH FLOWS
(INCLUDES DISCONTINUED OPERATIONS)
(UNAUDITED)                                                                        For the Three Months       For the Twelve Months
                                                                                     Ended December 31            Ended December 31
                                                                              ------------------------------------------------------
Millions of dollars                                                                  1996          1995        1996            1995
------------------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
         Cash flow from operations .........................................      $   399       $   373       $ 1,698       $ 1,235
         Working capital and other changes related to operations ...........           86           228           (14)           42
                                                                                  --------------------------------------------------
                 Net cash provided by operating activities .................          485           601         1,684         1,277

CASH FLOWS FROM INVESTING ACTIVITIES
         Capital expenditures  (includes dry hole costs) ...................         (458)         (492)       (1,398)       (1,459)
         Proceeds from asset sales .........................................           24            74           609           204
                                                                                  --------------------------------------------------
                 Net cash used in investing activities .....................         (434)         (418)         (789)       (1,255)

CASH FLOWS FROM FINANCING ACTIVITIES
         Net increase/(decrease) in long-term debt
                 and capital lease obligations .............................           (8)         (194)         (568)          111
         Dividends paid ....................................................          (50)          (58)         (226)         (232)
         Other .............................................................           (1)           (5)           22            45
                                                                                  --------------------------------------------------
                 Net cash used in financing activities .....................          (59)         (257)         (772)          (76)

Increase/(decrease) in cash and cash equivalents  (a) ......................           (8)          (74)          123           (54)
Cash and cash equivalents at beginning of period ...........................          225           168            94           148
                                                                                  --------------------------------------------------
Cash and cash equivalents at end of period .................................      $   217       $    94       $   217       $    94

(a)  Includes increase/(decrease) in cash and cash equivalents
       for discontinued operations of .......................................     $  (12)       $    53       $    (9)      $  (154)



CONDENSED CAPITAL EXPENDITURES
(UNAUDITED)

Millions of dollars
------------------------------------------------------------------------------------------------------------------------------------

Domestic Exploration & Production ..........................            $   91            $  152            $  418            $  497
Foreign Exploration & Production ...........................               194                97               509               353
Geothermal & Power Operations ..............................                23                17               114                51
Diversified Businesses .....................................                60                40                82                78
New Ventures ...............................................                 3                 0                 5                 0
Corporate & Unallocated ....................................                20                38                46                58
Discontinued Operations ....................................                67               148               224               422
                                                                        ------------------------------------------------------------
         Total .............................................            $  458            $  492            $1,398            $1,459



DEPRECIATION, DEPLETION & AMORTIZATION
(UNAUDITED)

Millions of dollars
------------------------------------------------------------------------------------------------------------------------------------

Depreciation, Depletion & Amortization
Continuing operations ..................................               $297               $287               $914               $911
Discontinued operations ................................               $ 38               $ 31               $147               $111




                                     Table 2


NEWS RELEASE                                                                                         UNOCAL CORPORATION

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)
                                                                        For the Three Months                 For the Three Months
                                                                      Ended December 31, 1996              Ended December 31, 1995
                                                                   -----------------------------------------------------------------
Millions of dollars                                                 Domestic    Foreign     Total      Domestic    Foreign     Total
------------------------------------------------------------------------------------------------------------------------------------

Sales (includes intercompany sales)
        Crude oil and condensate ..............................      $ 176       $ 162      $ 338       $ 161      $ 123       $ 284
        Natural gas ...........................................        235         180        415         169        133         302
        Natural gas liquids ...................................         25           8         33          15          6          21
        Other .................................................          1           0          1           1          0           1
                                                                     ---------------------------------------------------------------
               Total ..........................................        437         350        787         346        262         608
Other revenue .................................................         16          11         27          62          5          67
Gain/(loss) on asset sales ....................................        (11)          0        (11)         48         (4)         44
                                                                     ---------------------------------------------------------------
               Total revenues .................................        442         361        803         456        263         719

Production costs ..............................................         70          57        127          92         52         144
Exploration expenses ..........................................          7          26         33          13         40          53
Dry hole costs ................................................         18          46         64           9          2          11
Depreciation, depletion & amortization ........................        184          70        254         163        118         281
Other operating expenses ......................................         42          15         57          26         22          48
                                                                     ---------------------------------------------------------------
        Results of operations before income tax ...............      $ 121       $ 147      $ 268       $ 153      $  29       $ 182






                                                                   For the Twelve Months                   For the Twelve Months
                                                                  Ended December 31, 1996                 Ended December 31, 1995
                                                             -----------------------------------------------------------------------
                                                                Domestic      Foreign      Total       Domestic    Foreign    Total
                                                             -----------------------------------------------------------------------
Sales (includes intercompany sales)
        Crude oil and condensate ...........................      $  672      $  577      $1,249      $  684      $  486      $1,170
        Natural gas ........................................         858         577       1,435         598         453       1,051
        Natural gas liquids ................................          76          23          99          66          19          85
        Other ..............................................           4           0           4           3           0           3
                                                                  ------------------------------------------------------------------
               Total .......................................       1,610       1,177       2,787       1,351         958       2,309
Other revenue ..............................................          26          28          54         113          26         139
Gain on asset sales ........................................         107          24         131          52           7          59
                                                                  ------------------------------------------------------------------
               Total revenues ..............................       1,743       1,229       2,972       1,516         991       2,507

Production costs ...........................................         300         208         508         394         181         575
Exploration expenses .......................................          26          85         111          39          97         136
Dry hole costs .............................................          67          64         131          36          21          57
Depreciation, depletion & amortization .....................         526         277         803         537         290         827
Other operating expenses ...................................         155          49         204         124          72         196
                                                                  ------------------------------------------------------------------
        Results of operations before income tax ............      $  669      $  546      $1,215      $  386      $  330      $  716





                                     Table 3



NEWS RELEASE                                                                                                UNOCAL CORPORATION

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(RESTATED TO EXCLUDE MIDSTREAM NEW VENTURES EXPENSES)
(UNAUDITED)

                                                                      For the Three Months                 For the Three Months
                                                                     Ended September 30, 1996              Ended June 30, 1996
                                                              ----------------------------------------------------------------------
Millions of dollars                                               Domestic     Foreign     Total      Domestic    Foreign     Total
------------------------------------------------------------------------------------------------------------------------------------

Sales (includes intercompany sales)
        Crude oil and condensate ...........................        $161        $142        $303        $154        $150        $304
        Natural gas ........................................         196         142         338         201         128         329
        Natural gas liquids ................................          18           4          22          18           5          23
        Other ..............................................           1           0           1           1           0           1
                                                                                                                    ----        ----
               Total .......................................         376         288         664         374         283         657
Other revenue ..............................................           5           7          12           2           4           6
Gain on asset sales ........................................           3          18          21         111           0         111
                                                                                                                    ----        ----
               Total revenues ..............................         384         313         697         487         287         774

Production costs ...........................................          65          51         116          72          49         121
Exploration expenses .......................................           8          22          30           7          20          27
Dry hole costs .............................................          38          12          50           1           3           4
Depreciation, depletion & amortization .....................         112          61         173         103          84         187
Other operating expenses ...................................          38          13          51          34          13          47
                                                                                                                    ----        ----
        Results of operations before income tax ............        $123        $154        $277        $270        $118        $388


                                                                                                   For the Three Months
                                                                                                   Ended March 31, 1996
                                                                                        --------------------------------------------
Millions of dollars                                                                     Domestic          Foreign             Total
------------------------------------------------------------------------------------------------------------------------------------

Sales (includes intercompany sales)
        Crude oil and condensate ..........................................               $181               $123               $304
        Natural gas .......................................................                226                127                353
        Natural gas liquids ...............................................                 15                  6                 21
        Other .............................................................                  1                  0                  1
                                                                                          ------------------------------------------
               Total ......................................................                423                256                679
Other revenue .............................................................                  3                  6                  9
Gain on asset sales .......................................................                  4                  6                 10
                                                                                          ------------------------------------------
               Total revenues .............................................                430                268                698

Production costs ..........................................................                 93                 51                144
Exploration expenses ......................................................                  4                 17                 21
Dry hole costs ............................................................                 10                  3                 13
Depreciation, depletion & amortization ....................................                127                 62                189
Other operating expenses ..................................................                 41                  8                 49
                                                                                          ------------------------------------------
        Results of operations before income tax ...........................               $155               $127               $282




                                     Table 4



NEWS RELEASE                                                                                                  UNOCAL CORPORATION

OPERATING HIGHLIGHTS
(UNAUDITED)
                                                                               For the Three Months           For the Twelve Months
                                                                                Ended December 31               Ended December 31
                                                                          ----------------------------------------------------------
                                                                              1996            1995              1996           1995
------------------------------------------------------------------------------------------------------------------------------------

Net daily production
      Crude oil and condensate (thousand barrels daily):
          Domestic  (a) ....................................                86.7             121.0              95.8           125.1
          Foreign:
               Far East  (b) ...............................                87.6              86.4              83.7            85.1
               Other .......................................                25.3              28.2              27.1            30.2
                                                                          ----------------------------------------------------------
                     Total Foreign .........................               112.9             114.6             110.8           115.3
                                                                          ----------------------------------------------------------
    Worldwide ..............................................               199.6             235.6             206.6           240.4

Natural gas (million cubic feet daily):
          Domestic  (a) ....................................               1,053             1,078             1,075           1,103
          Foreign:
               Far East  (b) ...............................                 797               643               669             609
               Other .......................................                  59                67                68              53
                                                                          ----------------------------------------------------------
                     Total Foreign .........................                 856               710               737             662
                                                                          ---------------------------------------------------------
    Worldwide ..............................................               1,909             1,788             1,812           1,765

      Natural gas liquids (thousand barrels daily)  (a)                     20.2              20.4              19.5            21.0

      Geothermal (million kilowatt-hours daily)                             19.9              16.7              18.0            16.1

Average sales prices
      Crude oil and condensate (per barrel):
          Domestic .....................................                  $22.10            $14.59            $19.21          $15.03
          Foreign:
               Far East ................................                  $21.62            $16.02            $19.17          $16.09
               Other ...................................                  $21.48            $15.23            $19.20          $15.69
                     Total Foreign .....................                  $21.58            $15.75            $19.18          $15.95

                                                                          ----------------------------------------------------------
    Worldwide ..........................................                  $21.85            $15.07            $19.20          $15.40

      Natural gas (per mcf):
                Domestic                                                  $ 2.59            $ 1.75          $ 2.30            $ 1.56
                Foreign:
                     Far East                                             $ 2.39            $ 2.13          $ 2.28            $ 2.04
                     Other                                                $ 1.95            $ 1.82          $ 1.85            $ 1.39
                           Total Foreign                                  $ 2.36            $ 2.10          $ 2.23            $ 1.98
      ------------------------------------------------------------------------------------------------------------------------------
          Worldwide                                                       $ 2.49            $ 1.89          $ 2.27            $ 1.72

 (a)  Includes production from California upstream properties of:
       Crude oil and condensate ........................................     0.9              28.1             7.4              27.9
       Natural gas .....................................................       0                54              13                61
       Natural gas liquids .............................................     0.0               0.6             0.1               0.7

(b)  Includes host country share in Indonesia of:
       Crude oil and condensate ........................................    29.9              25.8            27.6              30.3
       Natural gas .....................................................      28                20              27                22




                                     Table 5


NEWS RELEASE                                                                                                  UNOCAL CORPORATION

OPERATING HIGHLIGHTS  (continued)
(UNAUDITED)

                                                                                  For the Three Months        For the Twelve Months
                                                                                   Ended December 31             Ended December 31
                                                                           ---------------------------------------------------------
                                                                                  1996            1995          1996           1995
------------------------------------------------------------------------------------------------------------------------------------

Agricultural products production volumes  (thousand tons)
         Ammonia .......................................................            379            319          1,468          1,307
         Urea ..........................................................            286            276          1,131          1,082
         Other products ................................................            164            292            658            775

Agricultural products sales volumes  (thousand tons)
         Ammonia .......................................................            134            154            708            654
         Urea ..........................................................            343            224          1,122            997
         Other products ................................................            269            215          1,240          1,177







                                     Table 6




NEWS RELEASE                                                                                                UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(Unaudited)




                                                                               4th Quarter of 1996             4th Quarter of 1995
                                                                         -----------------------------------------------------------
Millions of dollars                                                        Before-tax       After-tax      Before-tax      After-tax
------------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration and Production
      United States ............................................           $ 121            $  71            $ 153            $  95
      Foreign ..................................................             147               71               29               18

GEOTHERMAL AND POWER OPERATIONS ................................            (109)             (70)               8                5

DIVERSIFIED BUSINESSES
      Agricultural Products ....................................              39               25               25               19
      Carbon and Minerals ......................................               7                7               17               12
      Pipelines ................................................              22               18               19               16
      Other ....................................................               7                5                1               --

NEW VENTURES ...................................................             (16)             (10)              --               --

CORPORATE AND UNALLOCATED
      Administrative and general expense .......................             (39)             (24)             (36)             (27)
      Net interest expense .....................................             (59)             (40)             (58)             (38)
      Environmental and litigation expense .....................             (94)             (59)             (56)             (35)
      Other ....................................................              (5)               9              (24)             (32)
                                                                           ---------------------------------------------------------
Earnings from continuing operations ............................              21                3               78               33

Earnings (loss) from discontinued operations ...................            (805)            (500)              23               16
                                                                           ---------------------------------------------------------
            Total ..............................................           $(784)           $(497)           $ 101            $  49
                                                                           =========================================================


EXPLORATION AND PRODUCTION - this segment is engaged in the exploration for, and the production and marketing of, crude oil, condensate, natural gas and natural gas liquids.
GEOTHERMAL AND POWER - this segment is involved in the exploration  for, and the
   production   and  sale  of  geothermal   resources  for  the   generation  of
   electricity.
DIVERSIFIED BUSINESSES:
   AGRICULTURAL PRODUCTS - manufactures and markets  nitrogen-based  fertilizers for wholesale markets to the western United States and to the Pacific Rim. CARBON AND MINERALS - produces and markets petroleum coke (other than on the
      West Coast), graphites, solvents and specialty minerals.
   PIPELINES - principally includes the company's equity interests in affiliated pipeline companies.
   OTHER -  principally  includes the company's  equity  interest in The UNO-VEN
       Company, a refining and marketing partnership in the midwestern United States.
NEW VENTURES - this segment pursues foreign midstream business development projects.

                                    Table 7



NEWS RELEASE                                                                                                 UNOCAL CORPORATION

SPECIAL ADJUSTMENTS
(Unaudited)






                                                                              4th Quarter of 1996              4th Quarter of 1995
                                                                         -----------------------------------------------------------
Dollars in millions except per share amounts                              Before-tax        After-tax     Before-tax       After-tax
------------------------------------------------------------------------------------------------------------------------------------

Reported earnings (loss) ...........................................        $  (784)        $  (497)        $   101         $    49
Less: Special items
     ExPLORATION & PRODUCTION
        UNITED STATES
           Asset Sales .............................................             (6)             (4)             44              27
           Sale of California oil and gas properties ...............             (5)             (3)             --              --
           Settlement of Federal leases ............................             12               7              --              --
           FAS 121 Impairment ......................................            (52)            (32)            (44)            (27)
           Resturcturing provision .................................             (7)             (4)
           Columbia Gas Settlement .................................             --              --              55              34
        FOREIGN
           FAS 121 Impairment ......................................             --              --             (43)            (26)
     GEOTHERMAL AND POWER OPERATIONS
           Asset Sales .............................................            (92)            (57)             --              --
           FAS 121 Impairment ......................................            (23)            (14)             --              --
           Other ...................................................              3               2              --              --
     DIVERSIFIED BUSINESSES
           Asset Sales
              Pipeline .............................................              3               2              --              --
           Litigation provision - Carbon and Minerals ..............             (2)             (1)             --              --
     CORPORATE & UNALLOCATED
           Asset Sales .............................................              3               2               9               5
           Environmental provision .................................            (41)            (26)            (10)             (7)
           Litigation provision ....................................            (42)            (26)            (33)            (20)
           Asset write-downs .......................................             --              --              (3)             (2)
           Other ...................................................             (4)             (3)            (14)            (28)
     DISCONTINUED OPERATIONS
           Asset Sales .............................................             --              --               1               1
           Litigation provision ....................................              1               1              --              --
           Loss on disposal ........................................           (792)           (491)             --              --
                                                                            --------------------------------------------------------
     Total special items ...........................................         (1,044)           (647)            (38)            (43)
                                                                            --------------------------------------------------------
ADJUSTED EARNINGS ..................................................        $   260         $   150         $   139         $    92
Less: Dividends on preferred stock .................................                             --                               9
                                                                            --------------------------------------------------------
ADJUSTED NET EARNINGS APPLICABLE TO COMMON SHARES ..................                            150                              83
                                                                            --------------------------------------------------------
ADJUSTED NET EARNINGS PER COMMON SHARE .............................                        $  0.60                         $  0.34


                                    Table 8




NEWS RELEASE                                                                                                   UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ADJUSTMENTS
(Unaudited)



                                                                            4th Quarter of 1996                4th Quarter of 1995
                                                                    ----------------------------------------------------------------
Millions of dollars                                                     Before-tax        After-tax       Before-tax      After-tax
------------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration and Production
      United States ............................................           $ 179            $ 107            $  98            $  61
      Foreign ..................................................             147               71               72               44

GEOTHERMAL AND POWER OPERATIONS ................................               3               (1)               8                5

DIVERSIFIED BUSINESSES
      Agricultural Products ....................................              39               25               25               19
      Carbon and Minerals ......................................               9                8               17               12
      Pipelines ................................................              19               16               19               16
      Other ....................................................               7                5                1                --

NEW VENTURES ...................................................             (16)             (10)               --               --

CORPORATE AND UNALLOCATED
      Administrative and general expense .......................             (39)             (24)             (36)             (27)
      Net interest expense .....................................             (59)             (40)             (58)             (38)
      Environmental and litigation expense .....................             (11)              (7)             (13)              (8)
      Other ....................................................              (4)              10              (16)              (7)
                                                                          ----------------------------------------------------------
Earnings from continuing operations ............................             274              160              117               77

Earnings (loss) from discontinued operations ...................             (14)             (10)              22               15
                                                                          ----------------------------------------------------------
            Total ..............................................           $ 260            $ 150            $ 139            $  92
                                                                          ==========================================================


                                    Table 9



NEWS RELEASE                                                                                                   UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(Unaudited)



                                                                           For Twelve Months                   For Twelve Months
                                                                         Ended December 31, 1996            Ended December 31, 1995
                                                                 -------------------------------------------------------------------
Millions of dollars                                                      Before-tax        After-tax        Before-tax    After-tax
------------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration and Production
      United States ............................................           $ 669            $ 412            $ 386            $ 240
      Foreign ..................................................             546              316              330              181

GEOTHERMAL AND POWER OPERATIONS ................................             (76)             (55)              47               26

DIVERSIFIED BUSINESSES
      Agricultural Products ....................................             152               98              113               74
      Carbon and Minerals ......................................              59               47               72               52
      Pipelines ................................................              86               69               82               66
      Other ....................................................              22               14               15                9

NEW VENTURES ...................................................             (36)             (23)              --               --

CORPORATE AND UNALLOCATED
      Administrative and general expense .......................            (126)             (79)            (127)             (84)
      Net interest expense .....................................            (256)            (175)            (257)            (178)
      Environmental and litigation expense .....................            (230)            (143)            (148)             (92)
      Other ....................................................             (52)             (25)             (38)             (45)
                                                                           ---------------------------------------------------------
Earnings from continuing operations ............................             758              456              475              249

Earnings (loss) from discontinued operations ...................            (677)            (420)             (12)              11
                                                                           ---------------------------------------------------------
            Total ..............................................           $  81            $  36            $ 463            $ 260
                                                                           =========================================================

                                    Table 10



NEWS RELEASE                                                                                                   UNOCAL CORPORATION

SPECIAL ADJUSTMENTS
(Unaudited)





                                                                              For the Twelve Months         For the Twelve Months
                                                                             Ended December 31, 1996       Ended December 31, 1995
                                                                   -----------------------------------------------------------------
Dollars in millions except per share amounts                                 Before-tax      After-tax      Before-tax     After-tax
------------------------------------------------------------------------------------------------------------------------------------

Reported earnings ......................................................       $    81        $    36        $   463        $   260
Less: Special items
      EXPLORATION & PRODUCTION
         UNITED STATES
            Asset Sales ................................................             2              1             52             32
            Sale of  California oil and gas  properties ................           105             65             --             --
            Asset write-downs ..........................................            --             --            (13)            (8)
            Settlement of Federal leases ...............................            12              7             29             18
            FAS 121 Impairment .........................................           (52)           (32)           (44)           (27)
            Restructuring provision ....................................            (7)            (4)            --             --
            Columbia Gas Settlement ....................................            --             --             55             34
         FOREIGN
            Asset Sales ................................................            24             41              6              3
            FAS 121 Impairment .........................................            --             --            (43)           (26)
      GEOTHERMAL AND POWER OPERATIONS
            Asset Sales ................................................           (92)           (57)             9              7
            FAS 121 Impairment .........................................           (23)           (14)            --             --
            Other ......................................................             3              2             --             --
      DIVERSIFIED BUSINESSES
            Asset Sales
               Pipeline ................................................            15              9             --             --
               Agricultural Products ...................................            --             --              6              4
            Litigation provision - Carbon and Minerals .................            (2)            (1)          --             --
      CORPORATE & UNALLOCATED
            Asset Sales ................................................            18             11             40             24
            Environmental provision ....................................          (103)           (64)           (41)           (26)
            Litigation provision .......................................           (93)           (58)           (60)           (37)
            Asset write-downs ..........................................            --             --             (6)            (4)
            Other ......................................................           (15)           (12)           (14)           (32)
      DISCONTINUED OPERATIONS
            Asset Sales ................................................             1              1              1              1
            Sale of  California oil and gas  properties ................             4              2             --             --
            Litigation .................................................            (2)            (1)            --             --
            Asset write-downs ..........................................            (6)            (4)            --             --
            Other ......................................................            11              7             --             --
            Loss on disposal ...........................................          (792)          (491)            --             --
                                                                               -----------------------------------------------------
     Total special items ...............................................          (992)          (592)           (23)           (37)
                                                                               -----------------------------------------------------
ADJUSTED EARNINGS ......................................................       $ 1,073        $   628        $   486        $   297
Less: Dividends on preferred stock .....................................            18             36
                                                                               -----------------------------------------------------
ADJUSTED NET EARNINGS APPLICABLE TO COMMON SHARES ......................                          610                           261
                                                                               -----------------------------------------------------
ADJUSTED NET EARNINGS PER COMMON SHARE .................................                      $  2.45                       $  1.06



* Net of provision for environmental remediation of $17 million before-tax and $10 milion after-tax.


                                    Table 11



NEWS RELEASE                                                                                                  UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ADJUSTMENTS
(Unaudited)


                                                                          For Twelve Months                    For Twelve Months
                                                                        Ended December 31, 1996             Ended December 31, 1995
                                                                --------------------------------------------------------------------
Millions of dollars                                                     Before-tax      After-tax        Before-tax       After-tax
------------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration and Production
      United States ............................................         $   609          $   375          $   307          $   191
      Foreign ..................................................             522              275              367              204

GEOTHERMAL AND POWER OPERATIONS ................................              36               14               38               19

DIVERSIFIED BUSINESSES
      Agricultural Products ....................................             152               98              107               70
      Carbon and Minerals ......................................              61               48               72               52
      Pipelines ................................................              71               60               82               66
      Other ....................................................              22               14               15                9

NEW VENTURES ...................................................             (36)             (23)              --               --

CORPORATE AND UNALLOCATED
      Administrative and general expense .......................            (126)             (79)            (127)             (84)
      Net interest expense .....................................            (256)            (175)            (257)            (178)
      Environmental and litigation expense .....................             (34)             (21)             (47)             (29)
      Other ....................................................             (55)             (24)             (58)             (33)
                                                                         -----------------------------------------------------------
Earnings from continuing operations ............................             966              562              499              287

Earnings (loss) from discontinued operations ...................             107               66              (13)              10
                                                                         -----------------------------------------------------------
            Total ..............................................         $ 1,073          $   628          $   486          $   297
                                                                         ===========================================================


                                    Table 12



NEWS RELEASE                                                                                                  UNOCAL CORPORATION

RESTATED EARNINGS BY BUSINESS SEGMENT
(Unaudited)



                                                                                                            1st Quarter of 1996
                                                                               1st Quarter of 1996        Excluding Special Items
                                                                           ---------------------------------------------------------
Millions of dollars                                                      Before-tax       After-tax       Before-tax      After-tax
------------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration and Production
      United States ............................................           $ 155            $  96            $ 151            $  94
      Foreign ..................................................             127               70              121               66

GEOTHERMAL AND POWER OPERATIONS ................................               9                5                9                5

DIVERSIFIED BUSINESSES
      Agricultural Products ....................................              25               16               25               16
      Carbon and Minerals ......................................              26               18               26               18
      Pipelines ................................................              30               23               18               16
      Other ....................................................               1                1                1                1

NEW VENTURES ...................................................              (4)              (2)              (4)              (2)

CORPORATE AND UNALLOCATED
      Administrative and general expense .......................             (29)             (18)             (29)             (18)
      Net interest expense .....................................             (72)             (50)             (72)             (50)
      Environmental and litigation expense .....................             (23)             (14)              (7)              (4)
      Other ....................................................             (20)             (14)             (21)             (15)
                                                                           ---------------------------------------------------------
Earnings from continuing operations ............................             225              131              218              127

Earnings (loss) from discontinued operations ...................             (11)              (7)             (11)              (7)
                                                                           ---------------------------------------------------------
            Total ..............................................           $ 214            $ 124            $ 207            $ 120
                                                                           =========================================================


                                    Table 13



NEWS RELEASE                                                                                                  UNOCAL CORPORATION

RESTATED EARNINGS BY BUSINESS SEGMENT
(Unaudited)



                                                                                                             2nd Quarter of 1996
                                                                              2nd Quarter of 1996          Excluding Special Items
                                                                           ---------------------------------------------------------
Millions of dollars                                                       Before-tax      After-tax       Before-tax   After-tax
------------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration and Production
      United States ............................................           $ 270            $ 168            $ 160            $ 100
      Foreign ..................................................             118               68              118               68

GEOTHERMAL AND POWER OPERATIONS ................................               9                4                9                4

DIVERSIFIED BUSINESSES
      Agricultural Products ....................................              57               37               57               37
      Carbon and Minerals ......................................              11                9               11                9
      Pipelines ................................................              17               14               17               14
      Other ....................................................               9                5                9                5

NEW VENTURES ...................................................              (6)              (4)              (6)              (4)

CORPORATE AND UNALLOCATED
      Administrative and general expense .......................             (25)             (16)             (25)             (16)
      Net interest expense .....................................             (63)             (48)             (63)             (48)
      Environmental and litigation expense .....................             (53)             (33)              (7)              (5)
      Other ....................................................             (24)             (16)             (13)              (7)
                                                                           ---------------------------------------------------------
Earnings from continuing operations ............................             320              188              267              157

Earnings from discontinued operations ..........................              80               50               76               48
                                                                           ---------------------------------------------------------
            Total ..............................................           $ 400            $ 238            $ 343            $ 205
                                                                           =========================================================

                                    Table 14




NEWS RELEASE                                                                                                   UNOCAL CORPORATION

RESTATED EARNINGS BY BUSINESS SEGMENT
(Unaudited)



                                                                                                              3rd Quarter of 1996
                                                                            3rd Quarter of 1996             Excluding Special Items
                                                                         -----------------------------------------------------------
Millions of dollars                                                      Before-tax     After-tax          Before-tax     After-tax
-----------------------------------------------------------------------------------------------------------------------------------

PETROLEUM
   Exploration and Production
      United States ............................................           $ 123            $  77            $ 119            $  74
      Foreign ..................................................             154              107              136               70

GEOTHERMAL AND POWER OPERATIONS ................................              15                6               15                6

DIVERSIFIED BUSINESSES
      Agricultural Products ....................................              31               20               31               20
      Carbon and Minerals ......................................              15               13               15               13
      Pipelines ................................................              17               14               17               14
      Other ....................................................               5                3                5                3

NEW VENTURES ...................................................             (10)              (7)             (10)              (7)

CORPORATE AND UNALLOCATED
      Administrative and general expense .......................             (33)             (21)             (33)             (21)
      Net interest expense .....................................             (62)             (37)             (62)             (37)
      Environmental and litigation expense .....................             (60)             (37)              (9)              (5)
      Other ....................................................              (3)              (4)             (17)             (12)
                                                                           ---------------------------------------------------------
Earnings from continuing operations ............................             192              134              207              118

Earnings from discontinued operations ..........................              59               37               56               35
                                                                           ---------------------------------------------------------
            Total ..............................................           $ 251            $ 171            $ 263            $ 153
                                                                           =========================================================



                                    Table 15